Prepaid Investment	6 Months Ended
Jun. 30, 2017
Notes to Financial Statements
NOTE 5. Prepaid Investment

In December 2014, the Company prepaid $600,000 to acquire 100% ownership of a Japanese company, Dadny Japan Inc. In November 2016, Dadny Japan Inc. changed its name to Aircom Japan, Inc. On December 12, 2016, Aircom completed the acquisition from Capricorn Union Limited (“Capricorn”) of all outstanding share capital for $600,000.

On May 15, 2015, the Company signed a stock purchase agreement to acquire 100% ownership of a Hong Kong company, Aircom Pacific Inc Limited, for $100,000 in total. In October 2016, the acquisition process was completed.

As of June 30, 2017, the Company had paid $425,000 to Aircom Telecom LLC (Aircom Taiwan), a Taiwanese company not affiliated with the company, as the pre-payment of subscribed capital. As of August 12, 2017, the investment transaction has not been finalized as it is subjected to the approval of Taiwanese government, which approval may not be granted.